Exhibit 10.1

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of May 30, 2008 (this “Amendment”), is made among TETRA TECH, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, each of the Lenders signatory hereto and each of the Guarantors signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

RECITALS:

A.                                  The Borrower, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and each lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) have entered into that certain Second Amended and Restated Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility.

B.                                    Each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.

C.                                    The Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below.

D.                                   The Administrative Agent and the Lenders are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Credit Agreement is amended as follows:

(a)                                 The definition of “Consolidated Fixed Charges” in Section 1.02 is deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Fixed Charges” means, for any period measured thereof, the sum of (a) Consolidated Interest Charges, plus (b) Federal, state, local and foreign income taxes (including any franchise tax and any other tax based upon gross or net income or receipts but not including sales taxes and value added taxes) paid by the Borrower and its Subsidiaries during such period plus (c) all required payments of principal of Indebtedness of the Borrower and its Subsidiaries during such period (including, without limitation, with respect to  any “earnout” or similar payments).

(b)                                Clause (g) of Section 7.02 is deleted in its entirety and the following is inserted in lieu thereof:

(g)                                 acquisitions by the Borrower or any Subsidiary of all or substantially all of the assets of, or of all of the Equity Interests of any other Person that is in the same or a similar line of business as the Borrower and its Subsidiaries; provided that any acquisition described in this clause (g) must satisfy all of the following conditions: (i) each Person so acquired shall comply with all of the terms of this Agreement and the other Loan Documents that are applicable to such Person; (ii) either the required majority of the Board of Directors (or other equivalent governing body) of the Person so acquired incumbent at the time such acquisition is proposed has acquiesced to the acquisition, or the acquisition is otherwise deemed in the reasonable judgment of the Administrative Agent to be a “friendly” acquisition; (iii) no Default or Event of Default shall have occurred and be continuing at the time of, or would result from the making of, such acquisition; (iv) the aggregate consideration paid or required to be paid in any fiscal year with respect to acquisitions permitted by this clause (g) (whether such acquisitions occur in such fiscal year or occurred in any prior fiscal year) shall not exceed $135,000,000 (including in such calculation any assumed debt and any debt incurred to any seller or any affiliate or equityholder of any seller as consideration in such transaction and the fair market value of any non-cash consideration, but excluding (x) any consideration consisting of Equity Interests of the Borrower, and (y) the contingent portion of any “earnout” or similar payments to be paid in a fiscal year until the date such payment is required to be made or reported as a liability of the Borrower or any Subsidiary in accordance with GAAP); and (v) substantially contemporaneously with any such acquisition of Equity Interests, the Borrower shall grant, or cause the applicable Person(s) to grant, to the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority Lien in all of the Equity Interests so acquired; and

(c)                                 Clause (h) of Section 7.03 is deleted in its entirety and the following is inserted in lieu thereof:

(h)                                 Indebtedness constituting a portion of the deferred purchase price for any acquisition permitted by clause (g) of Section 7.02; provided, that the aggregate outstanding amount of all such Indebtedness shall not at any time exceed $25,000,000 (excluding from such limitation any Indebtedness consisting of the obligation to make any “earnout” or similar payment);

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2.                                      Effectiveness; Conditions Precedent. The amendments herein provided shall be effective upon the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received each of the following documents or instruments in form and substance acceptable to the Administrative Agent:

(i)                                    one or more counterparts of this Amendment, duly executed by the Borrower, each Guarantor and the Required Lenders; and

(ii)                                 such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.

(b)                                All fees and expenses payable to the Administrative Agent and the Lenders (including (x) an amendment fee of $5,000 to each Lender that executes and returns this Amendment to the Administrative Agent by 3:00 pm PST on May 30, 2008, and (y) the fees and expenses of counsel to the Administrative Agent estimated to date) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                      Consent of the Guarantors. Notwithstanding that such consent is not required by the Loan Documents, each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

4.                                      Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the  Administrative Agent and such Lenders as follows:

(a)                                 The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;

(b)                                Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

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(c)                                 The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)                                This Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantors and constitutes a legal, valid and binding obligation of such Persons, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e)                                 No Default or Event of Default has occurred and is continuing.

5.                                      Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.                                      Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.                                      Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                                      Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9.                                      Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

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10.                                References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.                                Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TETRA TECH, INC.

/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Chief Executive Officer

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

/s/ Mathew Griesbach
Name:	Mathew Griesbach
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

/s/ John Armstrong
Name:	John Armstrong
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

/s/ Jared Myres
Name:	Jared Myres
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender

/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

NORTHERN TRUST COMPANY, as a Lender

/s/ John Burda
Name:	John Burda
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender

/s/ Stephen DeMartini
Name:	Stephen DeMartini
Title:	Senior Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, as a Lender

By:	Prudential Investment Management, Inc.

/s/ Stephen DeMartini
Name: Stephen DeMartini
Ttitle: Senior Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page

GUARANTORS:

ADVANCED MANAGEMENT
TECHNOLOGY, INC.
ARD, INC.
ARDAMAN & ASSOCIATES, INC.
COSENTINI ASSOCIATES, INC.
DELANEY CRUSHED STONE
PRODUCTS, INC.
ENGINEERING MANAGEMENT
CONCEPTS, INC.
GEOTRANS, INC.
HARTMAN & ASSOCIATES, INC.
TETRA TECH CONSTRUCTION
SERVICES, INC.
TETRA TECH EC, INC.
TETRA TECH EM INC.
TETRA TECH EXECUTIVE SERVICES, INC.
TETRA TECH NUS, INC.
TETRA TECH RMC, INC.
THE DELANEY GROUP, INC.
THE THOMAS GROUP OF
COMPANIES, INC.
WESTERN UTILITY CONTRACTORS, INC.

/s/ Dan L. Batrack
Name:	Dan L. Batrack
Title:	Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
Signature Page